EXHIBIT 99.4

                         ORION POWER HOLDINGS, INC.

                        COMMON STOCK, $.01 PAR VALUE
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                           Underwriting Agreement
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                                                          November 13, 2000

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
    As representatives of the several Underwriters
       named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Morgan Stanley & Co. Incorporated
    As Independent Underwriter
1585 Broadway
New York, New York 10004

Ladies and Gentlemen:

     Orion Power Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 24,279,032 shares and, at the election of the Underwriters, up to 4,125,000 additional shares of common stock, $.01 par value ("Stock") of the Company and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 3,220,968 shares of Stock, with each Selling Stockholder selling the number of Shares indicated on Schedule II hereto. The aggregate 27,500,000 of shares to be sold by the Company and the Selling Stockholders is herein called the "Firm Shares" and the aggregate of 4,125,000 additional shares to be sold by the Company is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

     The Company and the Underwriters, in accordance with the requirements of Rule 2720 ("Rule 2720") of the National Association of Securities Dealers, Inc. (the "NASD") and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Morgan Stanley & Co. Incorporated (the "Independent Underwriter") as a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 in connection with the offering and sale of the Shares.

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Independent Underwriter that:

          (i) A registration statement on Form S-1 (File No. 333-44118) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such form of final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent
     Underwriter expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;

          (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent
     Underwriter expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;

          (iv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest unaudited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock, stockholders' equity or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus;

          (v) The Company and its subsidiaries have good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries except as described in the Prospectus;

          (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, and each subsidiary of the Company has been duly incorporated, organized or formed and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation, organization and formation;

          (vii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for the security interests granted pursuant to the New York Credit Facility and the Midwest Credit Facility, as set forth in the Prospectus and for such liens, encumbrances, equities or claims that would not have a Material Adverse Effect;

          (viii)The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of pre-emptive or similar rights and will conform to the description of the Stock contained in the Prospectus;

          (ix) The issue and sale of the Shares to be sold by the Company hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company and (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; except in the cases of clauses (i) and (iii) as would not, singly or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except as such have been obtained, including the approval of the Federal Energy Regulatory Commission ("FERC"), the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (x) Neither the Company nor any of its subsidiaries (i) is in violation of its Certificate of Incorporation or Certificate of Formation, as applicable, or by-laws, partnership agreement or limited liability company agreement, as applicable, or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) as would not, singularly or in the aggregate, have a Material Adverse Effect;

          (xi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and under the captions
     "Underwriting," "Risk Factors- We are subject to stringent governmental regulation, which may be burdensome or lead to significant costs or liabilities," "Risk Factors- We have agreed to provide all of the energy required by Duquesne Light Company to satisfy its provider of last resort obligation, which could result in significant losses to us," "Business" and "Certain Relationships and Related Party Transactions" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (xii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or threatened by others against the Company or any of its subsidiaries;

          (xiii)The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (xiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (xv) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (xvi) Neither the Company nor any of its subsidiaries experienced any material problems in connection with the Year 2000 Issue. In addition, to the Company's knowledge, no third parties with which the Company or any of its subsidiaries has a material relationship experienced any material problem in connection with the Year 2000 Issue. The "Year 2000 Issue" as used herein means any significant issue or problem experienced or associated with computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind with respect to dates or time periods occurring after December 31, 1999;

          (xvii) The Company and its subsidiaries have complied in all material respects with all laws, regulations and orders applicable to it or its businesses the violation of which would have a Material Adverse Effect;

          (xviii) The Company and its subsidiaries own, license or possess or have the right to use or acquire the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by them in connection with, and material to, collectively or in the aggregate, the operation of the businesses now operated by them taken as a whole, and neither the Company nor any of its subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

          (xix) The Company and its subsidiaries possess all certificates, authorizations, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them the lack of which would not result in a Material Adverse Effect and have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization, license or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect other than as set forth in the Prospectus;

          (xx) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company is imminent that is reasonably likely to have a Material Adverse Effect;

          (xxi) Other than as set forth in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"). To the knowledge of the Company, neither the Company nor any of its subsidiaries owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect other than as set forth in the Prospectus;

          (xxii) All tax returns required to be filed by the Company and its subsidiaries in all jurisdictions have been timely and duly filed or legally extended, other than those filings being contested in good faith and those where the failure to file would not have a Material Adverse Effect. There are no tax returns of the Company or any of its subsidiaries that are currently being audited by state, local, or federal taxing authorities or agencies (and with respect to which the Company or any of its subsidiaries has received written notice), where the findings of such audit, if adversely determined, would result in a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest and other than those that are not material or that would not result in a Material Adverse Effect other than as set forth in the Prospectus;

          (xxiii) The Company and its subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses which insures against such losses and risks as are adequate in accordance with its reasonable business judgment to protect the Company, its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force at the Time of Delivery;

          (xxiv) The Company has no reason to believe that the sources from which the statistical data included in the "Business" section of the Prospectus are based on or derived from are not reliable and accurate;

          (xxv) Neither the Company nor any of its subsidiaries is (i) subject to regulation as a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a subsidiary or holding company or a "public utility company" under Section 2(a) of the Public Utility Holding Company Act of 1935, (ii) subject to regulation under the Federal Power Act, as amended, other than due to its subsidiaries' status as power marketers and owners of certain electric transmission facilities subject to the Federal Power Act, and its subsidiaries have all exemptions and waivers from regulation as typically granted by FERC to power marketers or entities with market based authority affiliated with utilities, or (iii) subject to any state law or regulation with respect to the rates or financial or organizational regulation of electric utilities, other than due to its subsidiaries' status as "electric corporations" under New York law subject to lightened regulation, except as otherwise disclosed in the Prospectus;

          (xxvi) Each of the power generation projects in which the Company or its subsidiaries has an interest, which is subject to the requirements under the Public Utility Regulatory Policies Act of 1978, as amended, and the regulations of FERC promulgated thereunder, as amended from time to time, necessary to be a "qualifying cogeneration facility" and/or a "qualifying small power production facility" meets such requirements or will meet such requirement; and

          (xxvii) Each of the power generation projects in which the Company or its subsidiaries has an interest, which is subject to the requirements under the Federal Power Act discussed in Paragraph (xxv) above, meets the requirements for, and has obtained from FERC, Exempt Wholesale Generator Status, under Section 32 of the Public Utility Holding Company Act of 1935, as amended, and FERC's regulations.

     (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

          (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

          (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

          (iii) Such Selling Stockholder has, and immediately prior to the Time of Delivery (as defined in Section 5 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters, as the case may be;

          (iv) To the extent that any Selling Stockholder is not selling all of their securities of the Company, such Selling Stockholder has executed and delivered a letter restricting such Selling Stockholder's ability to transfer their remaining securities of the Company after the date of the Prospectus, in form and substance satisfactory to the Underwriters and the Company and their respective counsel;

          (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $18.75, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in
Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in
Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 4,125,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Company and each Selling Stockholder hereby confirm their engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company and each Selling Stockholder to render services as, a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 with respect to the offering and sale of the Shares.

          (b) Section intentionally deleted.

          (c) Section intentionally deleted.

          (d) Section intentionally deleted.

          (e) The Company and each Selling Stockholder agree promptly to reimburse the Independent Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with this Agreement and the services to be rendered hereunder.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and each of the Selling Stockholders to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on November 17, 2000 or on such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(m) hereof, will be delivered at the offices of Latham & Watkins, 885 Third Avenue, New York, New York, 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     6. The Company agrees with each of the Underwriters and with the Independent Underwriter:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you and the Independent Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you and the Independent Underwriter with copies thereof; to advise you and the Independent Underwriter promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the Independent Underwriter with copies of the Prospectus in New York City in such quantities as you and the Independent Underwriter may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to this agreement, (ii) pursuant to employee stock option plans existing on, or upon the conversion, exercise or exchange of convertible, exercisable or exchangeable securities outstanding as of, the date of this Agreement or (iii) Stock, warrants to purchase Stock, or securities convertible or exchangeable into Stock issued in connection with acquisitions and joint ventures that are used or useful for the Company's business, provided that the recipients agree to similar restrictions for the period beginning the date hereof and continuing to and including the date 180 days after the date of this Prospectus), without your prior written consent;

          (f) To furnish to its stockholders or file with the Commission by EDGAR as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange");

          (j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act; and

          (k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     7. The Company covenants and agrees with several Underwriters and the Independent Underwriter that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, the Independent Underwriter and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in
Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; and (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; and (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; and (iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. The fees and disbursements of counsel for the Underwriters referred to in clauses (iii) and (v) of this section will be, in the aggregate, $7,500. Each Selling Stockholder will pay its own out-of-pocket costs and expenses to the extent such costs are not paid by the Company as required by the immediately preceding sentence, in connection with the transactions contemplated by this Agreement, including all taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder.

     8. The respective obligations of the Underwriters and the Independent Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling
Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, the condition (in the case of the Underwriters) that the Independent Underwriter shall have furnished to the Underwriters the letter referred to in clause (v) of Section 4(b) hereof and the following additional conditions:

          (a) Latham & Watkins, counsel for the Underwriters, shall have furnished to you such written opinion in the form attached as Annex I hereto, dated such Time of Delivery, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (b) Stroock & Stroock & Lavan LLP, counsel for the Company, shall have furnished to you their written opinion in the form attached as Annex II hereto, dated the Time of Delivery.

          (c) Kirkland & Ellis, counsel for the Company, shall have furnished to you their written opinion in the form attached as Annex III hereto, dated the Time of Delivery.

          (d) Thelen Reid & Priest LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form of Annex IV hereto.

          (e) The respective counsel for each of the Selling Stockholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated the First Time of Delivery, in form of Annex V and Annex VI hereto:

          (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect previously agreed and attached hereto as Annex VII;

          (g) (i) Neither the Company nor any of its subsidiaries, on a consolidated basis, shall have sustained since the respective dates as of which information is given in the Registration Statement and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, stockholders' equity or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
     (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (j) The Shares to be sold by the Company and the Selling Stockholders at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

          (k) The Company has obtained and delivered to the Underwriters executed copies of a lock-up agreement attached hereto as Annex VIII from each of the stockholders of the Company listed on Schedule III hereto;

          (l) The  Company  shall  have  complied  with the  provisions  of
     Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

          (m) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery.

     9. The Independent Underwriter hereby consents to the references to it as set forth under the caption "Underwriting" in the Prospectus and in any amendment or supplement thereto made in accordance with Section 6(a) hereof.

     10. (a) The Company will indemnify and hold harmless each Underwriter and each Selling Stockholder, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such Selling
Stockholder, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be  stated  therein  or  necessary  to  make  the  statements  therein  not misleading, and will reimburse each Underwriter and each Selling Stockholder, as the case may be, for any reasonable legal or other expenses reasonably incurred by such Underwriter or such Selling Stockholder, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with either (1) written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein, or (2) written information furnished to the Company by any Selling Stockholder expressly for use therein. The Company also agrees to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the National Association of Securities Dealers' Conduct Rules in connection with the offering of the Stock, except for any losses, claims, damages, liabilities, and judgments resulting from the Independent Underwriter's, or such controlling person's, gross negligence or willful misconduct. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to this Section in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley & Co. Incorporated in its capacity as a "qualified independent underwriter" and all persons, if any, who control Morgan Stanley & Co. Incorporated within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act.

     (b) Each Selling Stockholder, severally but not jointly, will indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and the Company, as the case may be, for any reasonable legal or other expenses reasonably incurred by such Underwriter or the Company, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement or allegedly untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein. Each Selling Stockholder also agrees, severally but not jointly, to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the National Association of Securities Dealers' Conduct Rules in connection with the offering of the Stock, except for any losses, claims, damages, liabilities, and judgments resulting from Morgan Stanley's, or such controlling person's, gross negligence or willful misconduct. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to this Section in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley & Co. Incorporated in its capacity as a "qualified independent underwriter" and all persons, if any, who control Morgan Stanley & Co. Incorporated within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. Provided, further, however, that the liability of each Selling Stockholder pursuant to this subsection 10(b) shall not exceed the product of the number of Shares sold by such Selling Stockholder and the initial public offering price of the Shares as set forth in the Prospectus.

     (c) Each Underwriter will indemnify and hold harmless the Company, each Selling Stockholder and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company, such Selling Stockholder or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, each Selling Stockholder and the Independent Underwriter, as the case may be, for any reasonable legal or other expenses reasonably incurred by the Company, each Selling Stockholder and the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d) The Independent Underwriter will indemnify and hold harmless the Company, each Selling Stockholder and each Underwriter against any losses, claims, damages or liabilities to which the Company, such Selling Stockholder or such Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to
Section 9 hereof; and will reimburse the Company, each Selling Stockholder or each Underwriter, as the case may be, for any reasonable legal or other expenses reasonably incurred by the Company, each Selling Stockholder or each Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

     (e) Promptly  after receipt by an indemnified  party under  subsection
(a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (f) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party(s) on the one hand and the indemnified party(s) on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnified party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by each of the Company, each Selling Stockholder, each Underwriter and the Independent Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, a Selling Stockholder, an Underwriter or the Independent
Underwriter  and  the  parties'  relative  intent,  knowledge,   access  to
information and opportunity to correct or prevent such statement or omission. Each of the Company, each Selling Stockholder, each Underwriter, and the Independent Underwriter agrees that it would not be just and equitable if contributions pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter nor the Independent Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public, and the Independent Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriters and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter, or Independent Underwriter, as the case may be, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (g) The obligations of the Company and each Selling Stockholder under this Section 10 shall be in addition to any liability which the Company and such Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of, and to each person, if any, who controls the Company, any Selling Stockholder or the Independent Underwriter within the meaning of the Act; and the obligations of the Independent Underwriter under this
Section 10 shall be in addition to any liability which the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of, and to each person, if any, who controls the Company, any Selling Stockholder or any Underwriter within the meaning of the Act.

     11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in
Section 7 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Independent Underwriter or any controlling person of any Underwriter, the Independent Underwriter or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

     13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter or the Independent Underwriter except as provided in Section 4(e) hereof and in Sections 7 and 10 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Section 4(e) hereof and Sections 7 and 10 hereof.

     14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, facsimile (212) 902-3000, Attention: Registration Department; if to the Independent Underwriter shall be delivered or sent by mail, letter or facsimile transmission to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10004; facsimile (212) 761-0086, if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary, with a copy to Martin H. Neidell, Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, facsimile (212) 806-6006; provided, however, that any notice to an Underwriter pursuant to Section 10(e) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter, the Company and the Selling Stockholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters and the Independent Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Independent Underwriter, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                          [Signature Pages Follow]

                                             Very truly yours,

                                             Orion Power Holdings, Inc.

                                             By:/s/ W. Thaddeus Miller
                                                ----------------------
                                                Name:  W. Thaddeus Miller
                                                Title: Executive Vice President






                   Underwriting Agreement Signature Page

                                            Very truly yours,

                                            Constellation Operating Services,
                                              Inc.


                                            By: /s/ Dale W. Linaweaver
                                                ----------------------
                                                Name:  Dale W. Linaweaver
                                                Title: V.P., Operations,
                                                       Constellation
                                                       Operating Services, Inc.




                   Underwriting Agreement Signature Page

                                             Very truly yours,

                                             Constellation Enterprises, Inc.



                                             By: /s/ Charles W. Shivery
                                                 -------------------------
                                                 Name:  Charles W. Shivery
                                                 Title: President





                   Underwriting Agreement Signature Page

Accepted as of the date hereof at New York, New York:

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated

By:    /s/ Goldman, Sachs & Co.
       ------------------------
          (Goldman, Sachs & Co.)

      On behalf of each of the Underwriters
















                   Underwriting Agreement Signature Page

Accepted as of the date hereof at New York, New York:

Morgan Stanley & Co. Incorporated, as Independent Underwriter

By: /s/ Paul J. Donahue
    -------------------

                 (Morgan Stanley & Co.)












                   Underwriting Agreement Signature Page


                                                               SCHEDULE I

                                                                                                 NUMBER OF OPTIONAL
                                                                                                    SHARES TO BE
                                                                        TOTAL NUMBER OF FIRM    PURCHASED IF MAXIMUM
                             UNDERWRITER                               SHARES TO BE PURCHASED     OPTION EXERCISED
                             -----------                               ----------------------   --------------------

Goldman, Sachs & Co.                                                          7,458,000                 8,576,700
Credit Suisse First Boston Corporation                                        4,350,500                 5,003,075
Deutsche Bank Securities Inc.                                                 4,350,500                 5,003,075
Merrill Lynch, Pierce, Fenner & Smith Incorporated                            4,350,500                 5,003,075
Morgan Stanley & Co. Incorporated                                             4,350,500                 5,003,075
ABN AMRO Rothschild                                                             220,000                   253,000
Robert W. Baird & Co. Incorporated                                              220,000                   253,000
BNP Paribas Corp.                                                               220,000                   253,000
CIBC World Markets Corp.                                                        220,000                   253,000
A.G. Edwards & Sons, Inc.                                                       220,000                   253,000
First Union Securities, Inc.                                                    220,000                   253,000
ING Barings LLC                                                                 220,000                   253,000
Legg Mason Wood Walker, Incorporated                                            220,000                   253,000
Robertson Stephens, Inc.                                                        220,000                   253,000
SG Cowen Securities Corporation                                                 220,000                   253,000
Scotia Capital (USA) Inc.                                                       220,000                   253,000
Dresdner Kleinwort Benson North America LLC                                     220,000                   253,000

                                                                             ----------                ----------
         Total ...................................................           27,500,000                31,625,000




                                                                Schedule I

                                                               Schedule II


                                                                                               NUMBER OF OPTIONAL
                                                                                                  SHARES TO BE
                                                                         TOTAL NUMBER OF             SOLD IF
                                                                        FIRM SHARES TO BE        MAXIMUM OPTION
                                                                              SOLD                  EXERCISED
                                                                        -----------------      ------------------
The Company.................................................................24,279,032              28,404,032
The Selling Stockholder(s):
         Constellation Operating Services, Inc. (a)..........................1,219,355               1,219,355
         Constellation Enterprises, Inc. (b).................................2,001,613               2,001,613
                                                                            ----------              ----------
Total ...........................................................           27,500,000              31,625,000

         (a)    This Selling Stockholder is represented by [NAME AND ADDRESS OF COUNSEL].

         (b)    This Selling Stockholder is represented by [NAME AND ADDRESS OF COUNSEL].


                                                              Schedule II

                                Schedule III




      STOCKHOLDERS  SUBJECT TO  SECTION  8(K)  RESTRICTIONS
      -----------------------------------------------------

GS Capital Partners II, L.P.
GS Capital Partners II Offshore, L.P.
GS Capital Partners II Germany, C.L.P.
Stone Street Fund 1998, L.P.
Bridge Street Fund 1998, L.P.
GS Capital Partners III, L.P.
GS Capital Partners III Offshore, L.P.
GS Capital Partners III Germany, C.L.P.
Stone Street Fund 2000, L.P.
Bridge Special Opportunities Fund 2000, L.P.
Diamond Generating Corporation
Diamond Cayman, Inc.
Mitsubishi International Corporation
Tokyo Electric Power Company International B.V.
Jack A. Fusco
Scott B. Helm
W. Thaddeus Miller
E. Thomas Webb
Fredric V. Salerno















                               Schedule III

                                                                    ANNEX I


                      FORM OF LATHAM & WATKINS OPINION

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
         as Representatives of the
         Several Underwriters
     c/o Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004

Re:      Orion Power Holdings, Inc.
         --------------------------

Ladies and Gentlemen:

     We have acted as your special counsel in connection with the sale to you and the other Underwriters on the date hereof by Orion Power Holdings, Inc., a Delaware corporation (the "Company"), and the Selling Stockholders (as defined below) of 27,500,000 shares (the "Shares") of common stock of the Company, par value $0.01 per share (the "Common Stock"), pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Act"), filed with the Securities and Exchange Commission (the "Commission") on August 18, 2000 (File No. 333-44118), covering 28,750,000 shares of Common Stock, as amended by Amendment No. 1 filed with the Commission on October 5, 2000, Amendment No. 2 filed with the Commission on October 26, 2000, Amendment No. 3 filed with the Commission on November 13, 2000, and a second registration statement on Form S-1 under the Act, filed with the Commission pursuant to Rule 462(b) under the Act on November 14, 2000 covering an additional [2,875,000] shares of Common Stock (collectively, the "Registration Statement"), a Prospectus dated November 13, 2000 filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus"), an underwriting agreement dated November 13, 2000 among you as Representatives of the several Underwriters named in Schedule I to the underwriting agreement, the selling stockholders named in Schedule II to the underwriting agreement (the "Selling Stockholders") and the Company (the "Underwriting Agreement"). This opinion is being rendered to you pursuant to Section 8(a) of the Underwriting Agreement.

     As such counsel, we have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company and others. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

     We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

     Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the above transaction do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of you.

     Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.

     Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

     1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

     2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     3. The Shares to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized and, when issued to and paid for by you and the other Underwriters in accordance with the terms of the Underwriting Agreement will be validly issued, fully paid and non-assessable and, to the best of our knowledge, free of preemptive rights; the Shares to be sold by the Selling Stockholders pursuant to the Underwriting Agreement have been duly authorized and validly issued and are fully paid and non-assessable.

     4. The statements set forth in the Prospectus under the heading "Underwriting", insofar as such statements contain constitute a summary of legal matters, are accurate in all material respects.

     5. The Registration Statement has become effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rules 424(b) and 430A under the Act.

     6. The Registration Statement and the Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-1 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial data included in, or omitted from, the Registration Statement or the Prospectus. In passing upon the compliance as to form of the Registration Statement and the Prospectus, we have assumed that the statements made therein are correct and complete.

     In addition, we have participated in conferences with officers and other representatives of the Company, counsel to the Company, representatives of the independent public accountants for the Company and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules or other financial data included in, or omitted from, the Registration Statement or the Prospectus.

     This opinion is rendered only to you as Representatives of the several Underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                             Very truly yours,

                                                                   ANNEX II

               FORM OF STROOCK & STROOCK & LAVAN LLP OPINION







_________,  ___, 2000

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
     As representatives of the several Underwriters
         named in Schedule I to the Underwriting Agreement
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Ladies and Gentlemen:

     We have acted as counsel to Orion Power Holdings, Inc., a Delaware corporation (the "Company"), in connection with (i) the Company's Registration Statement on Form S-1 (Registration No. 333-44118), as amended by Amendments No. 1, 2, __ and __ (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and (ii) the sale by the Company of an aggregate of _____ shares of common stock, par value $.01 per share (the "Stock"), pursuant to the Underwriting Agreement, dated as of _____, 2000 (the "Underwriting Agreement"), by and among the Company, the selling stockholders named in Schedule II thereto (the "Selling Stockholders") and you, as representatives of the several Underwriters named in Schedule I thereto (the "Underwriters").

     We are rendering this opinion to you pursuant to Section 8(b) of the Underwriting Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement.

     We have  examined  copies of each of (i) the  Underwriting  Agreement,
(ii) the Registration Statement and the exhibits thereto, (iii) the Company's Prospectus dated ______ __, 2000 (the "Prospectus") and (iv) the Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws (the "Bylaws") of the Company, as in effect on the date hereof. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records of the Company, and such documents, records, agreements, instruments and certificates of officers and representatives of the Company and others, and have made such examinations of law, as we have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies thereof. As to various questions of fact material to the opinions expressed below, we have relied upon (i) the representations and warranties of the Company contained in the Underwriting Agreement or made pursuant thereto or in connection with the closing thereunder and (ii) statements by and certificates of officers and representatives of the Company and others.

     Attorneys involved in the preparation of this opinion are admitted to practice law in the State of New York and we do not purport to express any opinion herein concerning any law other than the laws of the State of New York, the federal laws of the United States of America (except for FERC and FPA matters as to which we do not express any opinions), the General Corporation Law of the State of Delaware and the Delaware Revised Uniform Limited Partnership Act.

     For purposes of this letter, we have assumed that the Underwriting Agreement is a valid and binding obligation of each of you and the other Underwriters and is enforceable against each of you and the other Underwriters in accordance with its terms.

     When reference is made in this opinion to "our knowledge" or to what is "known to us," it means, unless otherwise indicated, the actual knowledge attributable to our representation of the Company of only those partners and associates who have given substantive attention to the Underwriting Agreement, the Registration Statement, the Prospectus and the sale of the Shares.

     With respect to our opinion expressed in paragraphs 1, 3 and 4 below relating to the good standing and valid existence of each of the Company and its subsidiaries, we have relied, with your permission, solely upon good standing certificates of public officials or upon confirmation via facsimile of good standing as an existing corporation or partnership from such public officials, copies of which are being delivered concurrently herewith.

     With reference to our opinion in paragraphs 7 and 8 below, our opinion is limited to (i) review of only those laws and regulation that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, and (ii) does not include, and we express no opinion as to the application of, any federal (including the FERC and FPA) or state laws or regulations regarding the generation, transmission, marketing or sale of electricity or the ownership or operation of power plants. In addition, we express no opinion as to the statutes and ordinances, administrative decisions and rules and regulations of counties, towns, municipalities and special political subdivisions, or judicial decisions to the extent they deal therewith.

     Based upon and subject to the foregoing, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

2. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered on the date hereof) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus.

3. The Company and its subsidiaries have been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and are in good standing under the laws of the jurisdictions set forth on Schedule (c).

4. Each subsidiary of the Company listed on Exhibit 21.1 to the Registration Statement is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization with corporate or partnership power and authority to own its properties and conduct its business as described in the Prospectus.

5. To our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to our knowledge, no such proceedings are threatened by governmental authorities or threatened by others against the Company or any of its subsidiaries.

6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

7. The issue and sale of the Stock and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under the agreements listed on Exhibit 4.1 through Exhibit 4.4 or Exhibit 10.1 through Exhibit 10.28 to the Registration Statement, which have been identified to us in an officer's certificate as being all of the agreements that are material to the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company, or the Delaware General Corporation Law or any federal or New York statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties. We express no opinion with respect to any such conflict, breach, violation or default not readily ascertainable from the face of any such agreement, or arising under or based upon any cross-default provisions insofar as it relates to a default under an agreement not identified to us, or arising under or based upon any covenant of a financial or numerical nature or requiring computation.

8. No consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental agency or body is required under federal or New York law or the Delaware General Corporation Law for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except as such have been obtained (including the approval by the Federal Energy Regulatory Commission), the registration under the Act of the Stock, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Stock by the Underwriters.

9. The statements set forth in the Prospectus under the caption "Description of Capital Stock" insofar as they purport to constitute a summary of certain of the terms of the Stock, and under the captions "Risk Factors-We have agreed to provide all of the energy required by Duquesne Light Company to satisfy its provider of last resort obligation, which could result in significant losses to us,"
     "Business" (other than the subheading "Regulation") "Certain Relationships and Related Party Transactions," "Description of Indebtedness," "Certain Relationships and Related Party Transactions," and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein accurately and fairly summarize such terms and such provisions, respectively, in all material respects.

10. The Company is not subject to registration as an "investment company," as such term is defined in the Investment Company Act.

11. The Registration Statement has become effective under the Act and the Prospectus was filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

12. To our knowledge, there are no contracts or documents of a character required by the Act or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required by the Act or the rules and regulations thereunder.

     The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in paragraph 9 above, we have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which we express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This opinion is furnished solely for your benefit and may not be used or relied upon by any other person without our express written consent.

Very truly yours,

                                SCHEDULE (c)
                                ------------

NAME OF ENTITY:                                            JURISDICTIONS IN
                                                           WHICH QUALIFIED AND
                                                           IN GOOD STANDING:

1.   Orion Power Holdings, Inc.                            Maryland
2.   Orion Power New York GP, Inc.                         New York
3.   Orion Power New York LP, Inc.                         New York
4.   Orion Power New York GP II, Inc.                      New York
5.   Orion Power New York, L.P.                            New York
6.   Astoria Generating Company, L.P.                      New York
7.   Erie Boulevard Hydropower, L.P.                       New York
8.   Carr Street Generating Station, L.P.                  New York
9.   Orion Power Midwest, L.P.                             Pennsylvania
10.  Orion Power Midwest GP, Inc.                          Pennsylvania
11.  Orion Power Midwest LP, Inc.                          None
12.  Orion Power Operating Services, Inc.                  None
13.  Orion Power Operating Services MidWest, Inc.          None
14.  COSI Astoria, Inc.                                    New York
15.  COSI Coldwater, Inc.                                  New York
16.  COSI Carr Street, Inc.                                New York
17.  COSI Great Lakes, Inc.
18.  Orion Power New York LPII, Inc.

                              SCHEDULE (l)(ii)
                              ----------------


None




























                              Schedule (l)(ii)

                                                                  ANNEX III


                          KIRKLAND & ELLIS OPINION




Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
    As representatives of the several Underwriters
        named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Ladies and Gentlemen:

     We are issuing this opinion letter as special energy regulatory counsel to Orion Power Holdings, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of an aggregate of [ ] shares of Common Stock, par value $.01 per share (the "Stock"), pursuant to the Underwriting Agreement, dated as of [ ], 2000 (the "Underwriting Agreement"), between the Company and the Underwriters named in Schedule I thereto (the "Underwriters"). This opinion is being delivered to you pursuant to Section 8(c) of the Underwriting Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Underwriting Agreement, provided that references to any document means documents in the form executed and delivered as of the date hereof.

     The following is based exclusively on specific federal, New York, Pennsylvania and Ohio energy regulatory statutes and orders, rules or regulations regarding (a) the generation, transmission, marketing or sale of electricity or (b) the ownership or operation of power plants. Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this letter, we advise you that:

                  (a) The statements in the Prospectus under the captions "Risk Factors-The rules and regulations in the various regional market structures in which we compete are subject to change, which may impact our ability to compete and our profitability," "Risk Factors-We are subject to stringent governmental regulation, which may be burdensome or lead to significant costs or liabilities," "Risk Factors--The substantial ownership interest in us by certain of our stockholders could hinder our ability to obtain governmental approval for future acquisitions or enter additional markets," "Business-Regulation- Federal Energy Regulation," and "Business-Regulation--State Energy Regulation," insofar as such statements purport to describe the laws or proceedings referred to therein, are fair and accurate summaries of such laws and regulations and such proceedings in all material respects. This opinion is based exclusively on specific federal, New York, Pennsylvania and Ohio energy regulatory statutes and orders, rules or regulations regarding (a) the generation, transmission, marketing or sale of electricity or (b) the ownership or operation of power plants.

                  (b) To our knowledge, except as set forth in the Prospectus, neither the Company nor any of its subsidiaries is (i) subject to regulation as a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a subsidiary or holding company or a "public utility company" under Section 2(a) of the Public Utility Holding Company Act of 1935, (ii) subject to regulation under the Federal Power Act of 1920, as amended, other than as contemplated by 18 C.F.R. Section 292.601(c) and other than due to its subsidiaries' status as power marketers and owners of certain electric transmission facilities subject to the Federal Power Act, and its subsidiaries have all exemptions and waivers from regulation as typically granted by FERC to power marketers or entities with market based authority affiliated with utilities, or
         (iii) subject to any state law or regulation with respect to the rates or financial or organizational regulation of electric utilities, other than due to its subsidiaries' status as "electric corporations" under New York law subject to lightened regulation. This opinion is based exclusively on specific federal, New York, Pennsylvania and Ohio energy regulatory statutes and orders, rules or regulations regarding (a) the generation, transmission, marketing or sale of electricity or (b) the ownership or operation of power plants.

                  (c) The issue and sale of the Stock and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated therein will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties. This opinion is based exclusively on specific federal, New York, Pennsylvania and Ohio energy regulatory statutes and orders, rules or regulations regarding (a) the generation, transmission, marketing or sale of electricity or (b) the ownership or operation of power plants.

                  (e) No consent, approval, authorization, order, or registration of or with any court or governmental agency or body is required for the issue and sale of the Stock or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except for consents, approvals, authorizations, orders, or regulations associated with the issue and sale of the Stock, which have been obtained. This opinion is based exclusively on specific federal, New York, Pennsylvania and Ohio energy regulatory statutes and orders, rules or regulations regarding (a) the generation, transmission, marketing or sale of electricity or (b) the ownership or operation of power plants.

     For purposes of this opinion letter, we have relied, without investigation, upon each of the following assumptions: (i) Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; (ii) there are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Underwriting Agreement; (iii) the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue; (iv) all parties to the Underwriting Agreement will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Underwriting Agreement; (v) all agreements other than the Underwriting Agreement (if any) with respect to which we have provided advice in our letter or reviewed in connection with our letter would be enforced as written; (vi) the Company and its subsidiaries will not in the future take any discretionary action (including a decision not to act) permitted under the Underwriting Agreement that would result in a violation of law or constitute a breach or default under any other agreements or court orders to which the Company or its subsidiaries may be subject; (vii) except for those governmental and regulatory approvals that we have specifically opined upon herein, the Company and its subsidiaries have obtained (and will in the future obtain) all permits and governmental approvals required, and have taken (and will in the future take) all actions required, relevant to the consummation of the transactions or performance of the Underwriting Agreement; and (viii) each person who has taken any action relevant to any of our opinions in the capacity of director or officer was duly elected to that director or officer position and held that position when such action was taken. In addition, we have relied without any independent verification upon: (i) information contained in certificates and approvals obtained from governmental authorities; (ii) factual information contained in applications to governmental authorities, the Underwriting Agreement; and
(iii) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. For purposes of each opinion, we have relied upon decisions issued by governmental authorities in each relevant jurisdiction, and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by that decision.

     While we have not conducted any independent investigation to determine facts upon which our opinions are based or to obtain information about which this letter advises you, we confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the preceding paragraph are unwarranted or that any information supplied in this letter is wrong. The term "knowledge" whenever it is used in this letter with respect to our firm means conscious awareness at the time this letter is delivered on the date it bears by the following Kirkland & Ellis lawyers who have reviewed the Underwriting Agreement (herein called "our Designated Transaction Lawyers"): Mitchell F. Hertz and Katharine M. Costenbader.

     Our advice on every legal issue addressed in this letter is based exclusively on the specific federal or New York, Pennsylvania and Ohio energy regulatory statutes and orders, rules or regulations regarding (a) the generation, transmission, marketing or sale of electricity or (b) the ownership or operation of power plants. We advise you that issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern. We also advice you that we are members of the bars of the District of Columbia and New York State and are not members of the bars of Pennsylvania or Ohio. We are not providing this opinion letter except in our capacity as special energy regulatory legal counsel to the Company on issues relating to the Federal Energy Regulatory Commission ("FERC"), the New York Public Service Commission ("NYPSC"), the Pennsylvania Public Utilities Commission ("PPUC") and the Public Utilities Commission of Ohio ("PUCO") and offer no opinions on environmental or other matters relating to (a) the generation, transmission, marketing or sale of electricity or
(b) the ownership or operation of power plants, whether or not addressed in the Prospectus or the Underwriting Agreement.

     Our advice on each legal issue addressed in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

     This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which our Designated Transaction Lawyers did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason.

     You may rely upon this letter only for the purpose served by the provisions in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) except as required by law, copies of this letter may not be furnished to anyone (except to the Underwriters) for purposes of encouraging such reliance; provided that any Person who becomes an Underwriter on or after the date hereof may rely on this opinion as if it were addressed to such Person on and as of the Time of Delivery, subject to the limitations contained in this paragraph.


                                             Sincerely,


                                             -------------------------------

                                                                   ANNEX IV


                  FORM OF THELEN REID & PRIEST LLP OPINION


Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

     This firm has acted as special environmental counsel to Orion Power Holdings, Inc., a Delaware corporation (the "Company") on certain limited matters with regard to the issuance and sale by the Company of Common Stock, par value $.01 per share (the "Stock") pursuant to the Underwriting Agreement, dated as of [ ], 2000 (the "Underwriting Agreement") between the Company and the Underwriters named in Schedule I thereto (the "Underwriters"). This opinion is being delivered to you pursuant to Section 8(d) of the Underwriting Agreement. In our review, we have assumed the accuracy and completeness of all statements of fact relating to the Company and its operations and products and have made no independent investigation for purposes of rendering this opinion. This opinion relates solely to matters of environmental law.

     We are licensed and authorized to practice law under the laws of the United States and the states of New York and California. This opinion relates solely to environmental laws and legal documents or proceedings promulgated under the laws of the United States and the state of New York and we do not offer any opinions regarding laws or legal proceedings outside those jurisdictions.

     We express no opinion regarding the  requirements,  status or need for
FERC  certification  or  compliance  with  FERC's   guidelines,   rules  or
regulations.

     Based on and subject to the foregoing, we are of the opinion that the statements in the Prospectus under the captions "Risk Factors-The costs of compliance with existing and future environmental regulations could adversely affect our cash flow and profitability" and "Risk Factors-We are subject to stringent governmental regulation, which may be burdensome or lead to significant costs or liabilities" and [under the caption] "Business-Regulation-Environmental Regulation," solely insofar as such statements purport to describe the laws or legal documents or legal proceedings referred to therein, are fair and accurate summaries of such laws and regulations and such legal documents and proceedings in all material respects.

     This opinion speaks only as of the date hereof and not to any prior or subsequent date, and we assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion. This opinion has been prepared solely for your use in connection with the offering of the securities and may not be used, quoted or otherwise referred to or relied upon by any person or entity without the prior written consent of this firm.

                                             Very truly yours,

                                             THELEN REID & PRIEST LLP

                                             -------------------------------

                                                                    ANNEX V


                                                      ------------------, 2000

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
         As representatives of the several Underwriters named in
         Schedule I to the Underwriting Agreement
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

Ladies and Gentlemen:

     I am Associate General Counsel of Constellation Power Source Holdings, Inc. and certain of its affiliates, including Constellation Operating Services, Inc., a Maryland corporation ("COSI"). I and lawyers assisting me have acted as counsel to COSI, in connection with the sale by COSI of an aggregate of ______ shares of common stock, par value $.01 per share of Orion Power Holdings, Inc. (the "Stock"), pursuant to the Underwriting Agreement, dated as of ______, 2000 (the "Underwriting Agreement"), by and among Orion Power Holdings, Inc., the selling stockholders named in
Schedule II thereto including COSI (the "Selling Stockholders") and you, as representatives of the several Underwriters named in Schedule I thereto (the "Underwriters).

     We are rendering this opinion to you pursuant to Section 8(e) of the Underwriting Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement.

     We have  examined  copies of each of (i) the  Underwriting  Agreement,
(ii) the Registration Statement and exhibits thereto, (iii) Orion Power Holding, Inc.'s Prospectus, and (vi) the Articles of Incorporation (the "Articles of Incorporation") and Bylaws (the "Bylaws") of COSI, as in effect on the date hereof. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records of COSI, and such documents, records, agreements, instruments and certificates of officers and representatives of COSI and others, and have made such examinations of law, as we have deemed necessary to form the basis of the opinion hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures of parties other than COSI, the authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies thereof, in each case as submitted by any person other than COSI. As to various questions of fact material to the opinions expressed below, we have relied upon (i) the representations and warranties of COSI contained in the Underwriting Agreement or made pursuant thereto or in connection with the closing thereunder and (ii) statements by and certificates of officers and representatives of COSI and others. In particular, in rendering subparagraph (v) we have relied upon a certificate of COSI in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by COSI which we believe that we are justified in relying upon.

     For purposes of this letter, we have assumed that the Underwriting Agreement is a valid and binding obligation of each of you, the other Underwriters and Orion Power Holdings, Inc. and is enforceable against each of you, Orion Power Holdings, Inc. and the other Underwriters in accordance with its terms.

     When reference is made in this opinion to "our knowledge" or to what is "known to us," it means, unless otherwise indicated, the actual knowledge attributable to my representation of COSI and that of in-house attorneys who have given substantive attention to the Underwriting Agreement and the sale of the Shares in coordination with me.

     Based on the foregoing, we are of the opinion that:

     (i) COSI has been duly incorporated and is validly existing and in good standing under the laws of the State of Maryland.

     (ii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of COSI and the sale of the Shares to be sold by COSI thereunder and the compliance by COSI with all of the provisions of the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in any breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which COSI is a party or by which COSI is bound, or to which any of the property or assets of COSI is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of COSI, or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over COSI or the property of COSI;

     (iii) Noconsent, approval, authorization or order of any court or governmental agency or body is required under federal or Maryland law for the sale of COSI's Shares contemplated by the Underwriting Agreement. We express no opinion regarding any approval (a) of the FERC under the Federal Power Act with respect to the transactions contemplated by the Underwriting Agreement or (b) required under the Act, state securities laws or Blue Sky Laws;

     (iv) Immediately prior to the First Time of Delivery COSI had good and valid title to the Shares to be sold at the First Time of Delivery by COSI under the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right power and authority to sell, assign, transfer and deliver the Shares to be sold by COSI under the Underwriting Agreement; and

     (v) Good and valid title to COSI's Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

     This opinion is limited to the law of the State of Maryland (without regard to the application of any principles of conflict of laws) and the Federal law of the United States, all as in effect as of the date hereof.

     The opinions in this letter are being furnished to you for your benefit and may not be relied upon by any other Person.

                                             Very truly yours,




                                             Dan R. Skowronski

                                                                   ANNEX VI


                                                      ------------------, 2000



Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
         As representatives of the several Underwriters named in
         Schedule I to the Underwriting Agreement
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

Ladies and Gentlemen:

     I am Associate General Counsel of Constellation Power Source Holdings, Inc. a Maryland corporation and certain of its affiliates ("CPS"). I and lawyers assisting me have acted as counsel to CPS, in connection with the sale by CPS of an aggregate of ______ shares of common stock, par value $.01 per share of Orion Power Holdings, Inc. (the "Stock"), pursuant to the Underwriting Agreement, dated as of ______, 2000 (the "Underwriting Agreement"), by and among Orion Power Holdings, Inc., the selling stockholders named in Schedule II thereto including CPS (the "Selling Stockholders") and you, as representatives of the several Underwriters named in Schedule I thereto (the "Underwriters).

     We are rendering this opinion to you pursuant to Section 8(e) of the Underwriting Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement.

     We have  examined  copies of each of (i) the  Underwriting  Agreement,
(ii) the Registration Statement and exhibits thereto, (iii) Orion Power Holding, Inc.'s Prospectus, and (vi) the Articles of Incorporation (the "Articles of Incorporation") and Bylaws (the "Bylaws") of CPS, as in effect on the date hereof. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records of CPS, and such documents, records, agreements, instruments and certificates of officers and representatives of CPS and others, and have made such examinations of law, as we have deemed necessary to form the basis of the opinion hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures of parties other than CPS, the authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies thereof, in each case as submitted by any person other than CPS. As to various questions of fact material to the opinions expressed below, we have relied upon (i) the representations and warranties of CPS contained in the Underwriting Agreement or made pursuant thereto or in connection with the closing thereunder and (ii) statements by and certificates of officers and representatives of CPS and others. In particular, in rendering subparagraph
(v) we have relied upon a certificate of CPS in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by CPS which we believe that we are justified in relying upon.

     For purposes of this letter, we have assumed that the Underwriting Agreement is a valid and binding obligation of each of you, the other Underwriters and Orion Power Holdings, Inc. and is enforceable against each of you, Orion Power Holdings, Inc. and the other Underwriters in accordance with its terms.

     When reference is made in this opinion to "our knowledge" or to what is "known to us," it means, unless otherwise indicated, the actual knowledge attributable to my representation of CPS and that of in-house attorneys who have given substantive attention to the Underwriting Agreement and the sale of the Shares in coordination with me.

     Based on the foregoing, we are of the opinion that:

     (i) CPS has been duly incorporated and is validly existing and in good standing under the laws of the State of Maryland.

     (ii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of CPS and the sale of the Shares to be sold by CPS thereunder and the compliance by CPS with all of the provisions of the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in any breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which CPS is a party or by which CPS is bound, or to which any of the property or assets of CPS is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of CPS, or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over CPS or the property of CPS;

     (iii) No consent, approval, authorization or order of any court or governmental agency or body is required under federal or Maryland law for the sale of CPS's Shares contemplated by the Underwriting Agreement. We express no opinion regarding any approval (a) of the FERC under the Federal Power Act with respect to the transactions contemplated by the Underwriting Agreement or (b) required under the Act, state securities laws or Blue Sky Laws;

     (iv) Immediately prior to the First Time of Delivery CPS had good and valid title to the Shares to be sold at the First Time of Delivery by CPS under the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right power and authority to sell, assign, transfer and deliver the Shares to be sold by CPS under the Underwriting Agreement; and

     (v) Good and valid title to CPS's Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

     This opinion is limited to the law of the State of Maryland (without regard to the application of any principles of conflict of laws) and the Federal law of the United States, all as in effect as of the date hereof.

     The opinions in this letter are being furnished to you for your benefit and may not be relied upon by any other Person.

                                             Very truly yours,




                                             Donna M. Levy

                                                                  ANNEX VII

                 FORM OF ARTHUR ANDERSEN LLP COMFORT LETTER


This draft is furnished solely for the purpose of indicating the form of letter that we would expect to be able to furnish Goldman, Sachs & Co. in response to their request, the matters expected to be covered in the letter, and the nature of the procedures that we would expect to carry out with respect to such matters. Based on our discussions with Goldman, Sachs & Co., it is our understanding that the procedures outlined in this draft letter are those they wish us to follow. Unless Goldman, Sachs & Co. informs us otherwise, we shall assume that there are no additional procedures they wish us to follow. The text of the letter itself will depend, of course, on the results of the procedures, which we would not expect to complete until shortly before the letter is given and in no event before the cutoff date indicated therein.

         , 2000
---------

Goldman, Sachs & Co.
Morgan Stanley Dean Witter
Merrill Lynch & Co., Inc.
Credit Suisse First Boston
Deutsche Banc Alex. Brown
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     We have audited the consolidated balance sheets of Orion Power Holdings, Inc. ("Orion Power Holdings") and subsidiaries as of December 31, 1998 and 1999, and the consolidated statements of income, changes in stockholders' equity and cash flows for the period from March 10, 1998 (date of inception) to December 31, 1998 and for the year ended December 31, 1999, and the related financial statement schedules all included in the registration statement (no. 333-44118) on Form S-1 filed by Orion Power Holdings under the Securities Act of 1933 (the Act); our reports with respect thereto are also included in that registration statement. The registration statement, as amended on ___________, is herein referred to as the registration statement.

     In connection with the registration statement--

1. We are independent certified public accountants with respect to Orion Power Holdings within the meaning of the Act and the applicable rules and regulations thereunder adopted by the SEC.

2. In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the registration statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC.

3. We have not audited any financial statements of Orion Power Holdings as of any date or for any period subsequent to December 31, 1999; although we have conducted an audit for the year ended December 31, 1999, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the consolidated financial statements as of December 31, 1999, and for the year then ended, but not on the
     financial   statements  for  any  interim  period  within  that  year.
     Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheet as of June 30, 2000, and the unaudited consolidated statements of income, changes in stockholders' equity and cash flows for the six-month periods ended June 30, 1999 and 2000, included in the registration statement, or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, 1999.

4. For purposes of this letter we have read the minutes of meetings of the stockholders and the board of directors of Orion Power Holdings and subsidiaries as of _______, 2000, officials of Orion Power Holdings having advised us that the minutes of all such meetings through that date were set forth therein; we have carried out other procedures to _______, 2000, as follows (our work did not extend to the period from _______ , 2000 to _______, 2000, inclusive):

          a. With respect to the six-month periods ended June 30, 1999 and 2000, we have -

               (i) Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated balance sheet as of June 30, 2000, and unaudited consolidated statements of income, changes in stockholders' equity and cash flows for the six-month periods ended June 30, 1999 and 2000, included in the registration statement.

               (ii) Inquired of certain officials of Orion Power Holdings who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in a(i) comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC.

          b. With respect to the period from July 1, 2000 to _______, 2000, we have -

               (i) Read the unaudited consolidated financial statements of Orion Power Holdings and subsidiaries for ________ of both 1999 and 2000, furnished us by Orion Power Holdings, officials of Orion Power Holdings having advised us that no such financial statements as of any date or for any period subsequent to _______, 2000, were available.

               (ii) Inquired of certain officials of Orion Power Holdings who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in b(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements included in the registration statement.

          The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes.

     5. Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that -

          a. (i) Any material modifications should be made to the unaudited consolidated financial statements described in 4a(i), included in the registration statement, for them to be in conformity with generally accepted accounting principles.

               (ii) The unaudited consolidated financial statements described in 4a(i) do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC.

          b. (i) At ________, 2000, there was any change in the capital stock, increase in long-term debt, or decrease in consolidated net current assets of stockholders' equity of the consolidated companies as compared with amounts shown in the June 30, 2000 unaudited consolidated balance sheet included in the registration statement, or

               (ii) for the period from July 1, 2000 to ____, 2000, there were any decreases, as compared to the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of income before extraordinary items or of net income, except in all instances for changes, increases, or decreases that the registration statement discloses have occurred or may occur.

     6. As mentioned in 4b, Orion Power Holdings' officials have advised us that no consolidated financial statements as of any date or for any period subsequent to _______, 2000, are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after ______, 2000, have, of necessity, been even more limited than those with respect to the periods referred to in 4. We have inquired of certain officials of Orion Power Holdings who have responsibility for financial and accounting matters whether (a) at _______, 2000, there was any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets or stockholders' equity of Orion Power Holdings and subsidiaries as compared with amounts shown on the June 30, 2000, unaudited consolidated balance sheet included in the registration statement or (b) for the period from July 1, 2000 to ______, 2000, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of net income. On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the registration statement discloses have occurred or may occur.

     7. Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions and, accordingly, we express no opinion thereon.

     8. For purposes of this letter, we have also read the items identified by you on the attached copy of the registration statement and have performed the following procedures, which were applied as indicated with respect to the letters explained below:

          A. Compared indicated financial dollar amounts, share or per share amounts with the corresponding amount in the audited Orion Power Holdings consolidated financial statements and footnotes thereto included in the registration statement on pages F-__ through F-__, and found the amounts to be in agreement.

          B. Recomputed/compared indicated amounts, dates and/or percentages based upon audited Orion Power Holdings
               consolidated   financial  data  and  found  them  to  be  in
               agreement.

          C. Compared indicated amounts and/or percentages to applicable amounts reflected in various unaudited schedules and financial statements prepared by officials of Orion Power Holdings, having responsibility for financial and accounting matters, compared those unaudited schedules and financial statements to the applicable regularly maintained accounting books and records of Orion Power Holdings and found the amounts and percentages to be in agreement.

          D. Recomputed indicated amounts and/or percentages based upon unaudited financial data prepared by officials of Orion Power Holdings, having responsibility for financial and accounting matters, and found them to be in agreement.

          E. Compared indicated financial dollar amounts, share or per share amounts or percentages which we recomputed based on the given assumptions described in the registration statement and from the June 30, 2000 unaudited consolidated financial statements included in the registration statement to the unaudited pro forma schedules prepared by officials of Orion Power Holdings, having responsibility for financial and accounting matters, and found them to be in agreement. In connection with the "Use of Proceeds," we make no representation as to the reasonableness of the "Use of Proceeds" or whether that use will actually take place.

          F. Compared Orion Power Holdings' payroll records, noting the following:

               Location            Pay Periods Ending       Number of Employees
               --------            -------------------      -------------------

               MidWest Assets         6/23/00,6/24/00,             436
                                      6/25/00,6/30/00

               New York Assets        6/18/00,6/24/00,             348
                                      6/25/00,7/l/00

               Corporate                   6/18/00                  42

          G. We compared the dollar amounts of compensation for each individual listed in the table "Summary Compensation Table" with the corresponding amounts shown by the individual employee earnings records for the year 1999 and 1998 and found them to be in agreement.

          H. Compared indicated "as adjusted" consolidated financial data, which we recomputed from the June 30, 2000 unaudited consolidated financial statements of the Company presented in the registration statement, to an unaudited schedule prepared by officials of the Company, having responsibility for financial and accounting matters, and found the amounts to be in agreement.

          I. Compared indicated dilution, which we recomputed based on the given assumptions described in the registration statement and from the June 30, 2000 unaudited consolidated financial statements included in the registration statement, to an unaudited schedule prepared by officials of the Company, having responsibility for financial and accounting matters, and found the amounts to be in agreement.

          J. We compared amounts to executed agreements provided by the Company and found them to be in agreement.

          K. We compared amounts to unexecuted agreements provided by the Company and found them to be in agreement.

     9. It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraph; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above. Further, we have addressed ourselves solely to the foregoing data as set forth in the registration statement and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

     10. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of Orion Power Holdings in connection with the offering of the securities covered by the registration statement, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the registration statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the registration statement.

                                                                 ANNEX VIII

                  FORM OF STOCKHOLDERS' LOCK-UP AGREEMENT


                         Orion Power Holdings, Inc.

                             Lock-up Agreement

                             November __, 2000

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

         Re:  Orion Power Holdings, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

     The undersigned understands that Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives (the "Representatives"), propose to enter into an underwriting agreement (the "Underwriting Agreement") on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Orion Power Holdings, Inc., a Delaware corporation (the "Company"), providing for a public offering of the Common Stock of the Company (the "Shares") pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "SEC").

     In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the Shares and continuing to and including the date 180 days after the date of such final Prospectus, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common
Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

     The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

     Notwithstanding the foregoing, the undersigned may (a) exercise stock options and warrants and acquire shares with respect thereto, provided that such shares are subject to the provisions of this Lock-Up Agreement, and
(b) transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (a) or (b) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever other than as described in the Prospectus (as defined in the Underwriting Agreement). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                         [signature page attached]

                                             Very truly yours,

                                             ----------------------------------
                                             [Exact Name of Shareholder]

                                             ----------------------------------
                                             Authorized Signature

                                             ----------------------------------
                                             Title